UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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Biogen Idec Cowen Healthcare Conference Jim Mullen, CEO March 17, 2009

This presentation includes forward-looking statements about: - the potential growth of our international business and entry into new geographic markets - the anticipated development and timing of, and patient enrollment in, programs in our clinical pipeline - the sales potential and ability to improve the benefit-risk profile of TYSABRI(r) Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including the uncertainty of success in commercializing other products including TYSABRI(r), the occurrence of adverse safety events with our products, the failure to compete effectively in our markets, our dependence on collaborations over which we may not always have full control, possible adverse impact of government regulation and changes in the availability of reimbursement for our products, our ability to attract and retain qualified personnel, the risk of doing business internationally, fluctuations in our operating results, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, environmental risks and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and our quarterly reports on Form 10-Q and in other reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. Information concerning the interests of participants in the solicitation of proxies will be included in any proxy statement filed by Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. In addition, Biogen Idec files annual, quarterly and special reports with the Securities and Exchange Commission (the "SEC"). The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully any proxy statement filed in connection with the Company's 2009 annual meeting of stockholders when it becomes available before making any voting or investment decision. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials may be requested from our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750- 5836 or by e-mail at info@innisfreema.com. Forward Looking Statements and Important Information

Agenda Strategy & Performance Reaccelerating TYSABRI Pipeline

Strategy & Performance

Strategy First-in-Class or Best-in-Class Molecules First-in-class Best-in-class Early Stage Late Stage CDP323 Factor IX Hsp90i IGF1R Lumiliximab Galiximab BG-12 LINGO Adentri Lixivaptan TWEAK Fn14 Neurology Oncology Immunology CV / Emerging PEG-IFN BIIB14 Next Gen CD20s

Strategy 2006 2007-2008 2011-2012 2013+ Global Footprint Expanding Specialty markets with significant needs First-in-class or best-in-class molecules Global

Strong Track Record Continues 5 Note: 2003 is pro forma data for the Biogen and Idec merger. EPS and EBITDA numbers are Non-GAAP which excludes the impact of purchase accounting, merger-related adjustments, stock option expense, and other items and their related tax effects. GAAP to non-GAAP EPS and EBITDA reconciliation is provided in the appendix at the end of this presentation. Free cash flow defined as cash flows from operations minus capital expenditures as disclosed on our Form 10-K. CAGR 17% CAGR 25% CAGR 37% CAGR 22% 2003 1.9 2004 2.2 2005 2.4 2006 2.7 2007 3.2 2008 4.1 2003 1.22 2004 1.4 2005 1.57 2006 2.25 2007 2.74 2008 3.66 2004 791 2005 898 2006 1182 2007 1281 2008 1728 2004 367 2005 571 2006 643 2007 737 2008 1289 Revenues ($ Billions) EPS ($) EBITDA ($ Millions) Free Cash Flow ($ Millions)

Growth Cycle Ongoing 2003 2004 2005 2006 2007 2008 Avonex 1168 1417.2 1543.1 1706.7 1868 2196 ROW Rituxan 68 121 147.5 194 251 323 Rituxan/2H7 425 494.7 565 616.7 675 772 Tysabri 3.1 4.7 35.8 230 620 Other 191 175.6 161.5 129 148 180 TYSABRI(r) 3.2 4.1 Revenue ($ Billions) 1.9 +17% CAGR 2.7 2.4 2.2 AVONEX(r) Other Revenue US RITUXAN(r) Profit Share ROW RITUXAN(r) Royalties 0.19 0.43 0.07 1.17 0.18 0.59 0.34 0.79 2.20

Reaccelerating TYSABRI(r) Focus on unparalleled efficacy Put PML in context

Month ENBREL REMICADE HUMIRA TYSABRI US Intl 1 2343 656 5 1350 802 548 2 10261 3705 29 2614 1337 1277 3 16220 5508 61 4128 3209 920 4 19597 6692 1832 8319 6525 1794 5 29915 4066 6814 9800 7562 2239 6 26675 4647 12274 11333 8143 3189 7 27864 6098 13182 15787 12231 3556 8 34678 4092 15622 15033 11155 3879 9 31521 4404 22516 17658 12378 5280 10 36887 6946 20593 19774 12853 6921 11 50950 4672 22934 26257 17470 8786 12 35877 5009 33398 26010 16508 9502 13 36775 6885 31968 31127 19786 11469 14 49474 7126 34386 28267 18403 9803 15 38295 7891 46449 33979 20349 13563 16 40932 11860 40735 42602 26829 15992 17 53795 10695 42045 42286 23913 18569 18 48519 14307 55451 44181 25616 18150 19 51152 20587 48571 52839 29301 23539 20 65237 18607 51019 51485 28202 23282 21 54771 21081 63859 55344 28790 26555 22 57146 26870 58817 61732 27214 34382 23 73594 25350 65043 72258 40170 32224 24 59091 27324 85786 65992 31880 34112 25 57348 35498 72942 88368 45000 43369 26 88809 32840 76260 70123 35190 34933 27 53780 37163 96266 78545 42835 36656 28 59368 46963 80680 73070 36804 36611 29 75842 46369 82793 67068 35604 31494 30 62025 52396 105899 76180 31 61033 72965 94087 32 78858 60752 96337 33 69410 70987 114547 34 69946 94459 104022 35 86312 70944 106429 36 75411 77904 126120 Strong TYSABRI(r) Launch Global In-Market Revenue Trajectory by Month Since Launch Source: IMS, BIIB in Market. TYSABRI data through Dec 2008; Evaluate Pharma Revenue (US$000) Months post Launch Humira Remicade Enbrel Cases #1, #2 TYSABRI Month ENBREL REMICADE HUMIRA TYSABRI US Intl 1 2343 656 5 1350 802 548 2 10261 3705 29 2614 1337 1277 3 16220 5508 61 4128 3209 920 4 19597 6692 1832 8319 6525 1794 5 29915 4066 6814 9800 7562 2239 6 26675 4647 12274 11333 8143 3189 7 27864 6098 13182 15787 12231 3556 8 34678 4092 15622 15033 11155 3879 9 31521 4404 22516 17658 12378 5280 10 36887 6946 20593 19774 12853 6921 11 50950 4672 22934 26257 17470 8786 12 35877 5009 33398 26010 16508 9502 13 36775 6885 31968 31127 19786 11469 14 49474 7126 34386 28267 18403 9803 15 38295 7891 46449 33979 20349 13563 16 40932 11860 40735 42602 26829 15992 17 53795 10695 42045 42286 23913 18569 18 48519 14307 55451 44181 25616 18150 19 51152 20587 48571 52839 29301 23539 20 65237 18607 51019 51485 28202 23282 21 54771 21081 63859 55344 28790 26555 22 57146 26870 58817 61732 27214 34382 23 73594 25350 65043 72258 40170 32224 24 59091 27324 85786 65992 31880 34112 25 57348 35498 72942 88368 45000 43369 26 88809 32840 76260 70123 35190 34933 27 53780 37163 96266 78545 42835 36656 28 59368 46963 80680 73070 36804 36611 29 75842 46369 82793 67068 35604 31494 30 62025 52396 105899 76180 31 61033 72965 94087 32 78858 60752 96337 33 69410 70987 114547 34 69946 94459 104022 35 86312 70944 106429 36 75411 77904 126120

The Reality of Multiple Sclerosis About 40 people testified - mostly patients, some physicians Photo: Boston Globe FDA Advisory Committee Meeting on TYSABRI March 2006

TYSABRI® : A Drug That **Improves** MS

Slow – Halt - Reverse



69%3
Improvement
37%1
Free of disease activity
54%2
Reduction of disease progression
68%2
Reduction in relapse rate
Improvement paradigm
Intermediate
Failure-based paradigm

1.Havrdova, et al. Lancet.neurology February 9, 2009 S1474-4422(09)70021-3 ; Effect of natalizumab on clinical and radiological disease activity in multiple sclerosis: a retrospective analysis of the Natalizumab Safety and Efficacy in Relapsing-Remitting Multiple Sclerosis (AFFIRM) study **2.** Polman CH, et al. *N Engl J Med.* 2006;354:899-910. 3. Munschauer,et al. Natalizumab Significantly Increases the Cumulative Probability of Sustained Improvement in Physical Disability, P #P474 Presented at the World Congress on Treatment and Research in Multiple Sclerosis, September 2008, Montréal, Canada

12

élan It's in everything we do
biogen idec

Comprehensive Dialogue with Our Customers Thousands of Interactions With Each of Our Audiences Live Programming Med Info Advisory Boards Sales Details Peer-to-Peer Programming Doctors Nurses Nurse Practitioners Patients Patient Associations Pharmacists Regulators Payers PE Specialists Call Centers Websites Public Affairs Congresses Webcasts Direct mail

Physician Confidence Dipped, But Is Returning Jan, 06 Feb, 06 Mar, 06 Q1 '06 Rolling Average Apr, 06 May, 06 June, 06 Q2 '06 Rolling Average H1 2006 July, 06** Aug., 06 Q3 '06 Rolling Average Oct., 06 Nov., 06 Dec., 06 Q4 '06 Rolling Average H2 2006 Jan., 07 Feb., 07 Mar., 07 Q1 '07 Apr., 07 May., 07 June., 07 Q2 '07 July., 07 Aug., 07 Sep., 07 H1 2007 Q3 '07 Oct., 07 Nov., 07 Dec., 07 Q4 '07 H2 2007 Feb. '08 Apr. '08 Feb/Apr 08 Jun .. '08 Apr/Jun 08 Aug. '08 Jun/Aug 08 Aug/Oct 08 Oct/Dec 08 Dec 08 Dec/Feb09 Feb 08 Top 3 Box 0.45 0.42 0.48 0.45 0.48 0.43 0.45 0.45 0.45 0.4 0.44 0.43 0.47 0.51 0.53 0.5 0.47 0.57 0.55 0.59 0.57 0.52 0.66 0.65 0.61 0.6 0.63 0.61 0.59 0.61 0.67 0.67 0.69 0.68 0.65 0.65 0.65 0.65 0.65 0.65 0.45 0.55 0.45 0.59 0.62 0.61 0.5939 Neutral 0.17 0.2 0.27 0.21 0.18 0.25 0.19 0.21 0.21 0.26 0.29 0.25 0.16 0.22 0.22 0.2 0.23 0.15 0.17 0.17 0.16 0.18 0.1 0.16 0.15 0.2 0.19 0.21 0.16 0.2 0.13 0.19 0.16 0.16 0.18 0.14 0.13 0.14 0.17 0.15 0.25 0.21 0.25 0.15 0.12 0.1317 0.1397 Bottom 3 Box 0.37 0.38 0.25 0.33 0.33 0.32 0.36 0.34 0.34 0.34 0.28 0.33 0.37 0.27 0.25 0.3 0.3 0.28 0.28 0.22 0.26 0.31 0.24 0.19 0.25 0.2 0.18 0.19 0.26 0.19 0.2 0.15 0.15 0.17 0.18 0.22 0.22 0.22 0.18 0.2 0.31 0.25 0.31 0.27 0.26 0.2621 0.2664 "TYSABRI's benefits outweigh the risk it poses to MS patients." Source: US data: December 2008 Neurologist Metrics Tracker; Top 3 boxes on a 7 point scale. ? Agree Cases #1, #2 Case #3

Most Neurologists Expect to Increase Use of TYSABRI(r) Q243a. Please indicate how you expect your usage of each of the available MS drug therapies to change over the next six months. *Expected change in usage over six months following fielding. +Countries included: Belgium, France, Germany, Italy, Netherlands, Spain, UK, US US data collected Oct 2008; EU data collected Nov-Dec 08 Physician Expectations Around TYSABRI Use Over Next 6 Months 4Q2008 No change 0.23 Decrease 0.03 Increase 0.74 "Increase" 74% "Stay Same" 23% "Decrease" 3%

Putting PML in Perspective PML is difficult to diagnose 5HT2A may be helpful PML can't be treated or cured PML is most often fatal Clinical vigilance appears to be effective at identifying patients early Original results not replicated In vitro evidence for mefloquine Rapid intervention appears to improve outcomes 4 out of 5 PML patients in post- marketing are alive The Myths The Facts

Re-defining the TYSABRI® PML Experience

1. Diagnose Early

- ☑ Clinical Vigilance
- ☑ MRI
- ☑ CSF

2. Treat

- ☑ Stop TYSABRI treatment
- ☑ Start Plasma Exchange (PLEX)
- ☑ Give Mefloquine
- ☑ Manage IRIS

=4/5 Alive*

- ☐ Mefloquine study ongoing



1 / 1000
Rate
Less Frequent
Available Data at Launch
Less Severe Outcome
Death or Severe Disability
Outcome

Most Neurologists now expect TYSABRI PML patients will live (US 72%, EU 85%)

*As of Feb 09. Based on 5 cases with approx 20,000 patients on treatment for >12 months.
ZS PhysPulse data – US Neurologists October 2008; EU Neurologists Nov/Dec 2008
^For patients on TYSABRI who acquire PML, what is your baseline assumption regarding the patient's likely outcome?

élan
biogen idec

Rate Outcome 1 / 1000 Less Frequent Less Severe Outcome Available Data at Launch Death or Severe Disability Re-defining the TYSABRI(r) PML Experience * As of Feb 09. Based on 5 cases with approx 20,000 patients on treatment for >12 months ? 1/4000 over 12 months exposure* Patient Selection Monotherapy 2. Reduce Rate? Additional potential? Drug holidays? Risk Stratification? 1. Quantify Rate Clinical Vigilance, TOUCH Program

Emerging Consensus: Drug Holidays Not Recommended Drug holiday likely decreases benefit/risk profile of natalizumab In the majority of patients disease activity returns rapidly on cessation of natalizumab No evidence that a drug holiday reduces PML risk - and impractical to test To prove or disprove risk reduction would require a 2 year study w/150,000 patients1 (1) Assumes non-drug holiday patients experience 1 per 10,000 incidence of PML (which is the current market rate 5/45,000) and that the patients on drug holiday experience no PML events over the same timeframe. To see whether the incidence of PML is reduced from 1 per 10,000 to 1 per 100,000, over 150,000 patients are needed for 80% power.

MS Disease Activity Returns Rapidly After Cessation of TYSABRI(r) Gd+ Lesions by Time Since Final Dose (AFFIRM) Patients With MRI Scan ^2 Months After Last Dose Months Since Last Dose of Natalizumab Prestudy Last On-Study Value 2-3 >3-4 >4-6 >6 (n=109) (n=47) (n=15) (n=25) (n=108) (n=22) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Mean Number of Gd+ Lesions ? SE O'Connor PW, et al. Presented at: 22nd Congress of the European Committee for Treatment and Research in Multiple Sclerosis; September 27-30, 2006; Madrid, Spain. *n= Gd+ Lesions

TYSABRI(r) Raised Awareness of PML, but It Is Increasingly Linked to Many Drugs PML included in label Commonly used by neurologists

Further Reducing Risk? Basic Science On Potential Risk Factors Immune Function JC Virus Other Host Genetics Viral Genetics Unknown? PML Is an Extremely Rare Event - Likely Results from the Interplay of Multiple Factors

New PML Mitigation Research Consortium Working Together Around a Common Problem Patient profiles Background characteristics Disease features

Pipeline

Broad and Deep Pipeline


NEUROLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
AVONEX
Multiple sclerosis
TYSABRI
Multiple sclerosis
BG-12
Multiple sclerosis
Daclizumab
Multiple sclerosis
RITUXAN / Ocrelizumab
Multiple sclerosis
CDP323
Multiple sclerosis
BIIB014
Parkinson's
Neublastin
Pain
LINGO
MS
ONCOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
NHL & CLL (Ph. 3)
Galiximab
NHL
Lumiliximab
CLL
Volociximab
Solid tumors
HSP90 Inhibitor
Solid tumors
Anti-Cripto-DM4
Solid
Anti-IGF-1R
Solid
2007
IMMUNOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
Rheumatoid arthritis
FUMADERM
Psoriasis
TYSABRI
Crohn's disease
RITUXAN
Lupus nephritis
Ocrelizumab (2nd gen. α-CD20)
Rheumatoid arthritis
CARDIOPULMONARY & EMERGING AREAS
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
ADENTRI (IV)
Acute Heart Failure
ADENTRI (oral)
Chronic Heart Failure
January 2007 Pipeline

25

biogen idec

Broad and Deep Pipeline


NEUROLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
AVONEX
Multiple sclerosis
TYSABRI
Multiple sclerosis
BG-12
Multiple sclerosis
Daclizumab
Multiple sclerosis
RITUXAN / Ocrelizumab
Multiple sclerosis
CDP323
Multiple sclerosis
BIIB014
Parkinson's
PEGylated-IFNβ1a
Multiple sclerosis
Neublastin
Pain
LINGO
MS
BART
AD
ONCOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
NHL & CLL (Ph. 3)
Galiximab
NHL
Lumiliximab
CLL
Volociximab
Solid tumors
HSP90 Inhibitor
Solid tumors
Anti-Cripto-DM4
Solid
Anti-IGF-1R
Solid
GA 101
NHL
TYSABRI
MM
RAF Inhibitor
Solid
Anti-Fn14
Solid
2009
IMMUNOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
Rheumatoid arthritis
FUMADERM
Psoriasis
TYSABRI
Crohn's disease
Ocrelizumab
Lupus Nephritis
Ocrelizumab (2nd gen. α-CD20)
Rheumatoid arthritis
Avonex
Ulcerative Colitis
BG-12
Rheumatoid arthritis
Anti-TWEAK
RA
Anti-CD40L
SLE
CARDIOPULMONARY & EMERGING AREAS
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
Lixivaptan
Heart Failure / Hyponatremia
ADENTRI (IV)
Acute Heart Failure
ADENTRI (oral)
Chronic Heart Failure
Aviptadil
PAH
Long Acting rFactor IX
Hem B
Long Acting rFactor VIII
Hem A
January 2007 Pipeline
2007 and 2008 Progress

Divested or Discontinued

Marketed – Amevive in Psoriasis, Zevalin in NHL

Phase 2 or 3 – Rituxan in PPMS, Rituxan in SLE, Baminercept in RA, Fontolizumab in Inflammatory Disorders, Tysabri in RA

Phase 1 or Preclinical – LTβ in Solid Tumors, BAFF-R in Inflammatory Disorders, αvβ6 in IPF, IFNβ Gene Delivery in Liver Mets

biogen idec

Strong Growth in Phase 3 Programs Q108 1H 08 Q308 2H 08 Q109 1H 09 Q309 2H 09 Ph 1 5 5 7 6 6 5 5 5 Ph 2 13 13 12 14 15 15 12 12 Ph 3 4 4 5 5 9 6 11 8 PMC 3 3 3 3 3 3 3 3 Label 25 25 27 30 33 33 31 32 BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV PEG-IFN BG12 MS Galiximab Lixivaptan - Hyponatremia Lumiliximab Adentri IV PEG-IFN Lixivaptan - Heart Failure Daclizumab Registration Programs

RITUXAN RA - IMAGE BG-12 PEG-Interferon b-1a Lumiliximab ADENTRI HSP90 Pipeline Overview

RESULTS: RITUXAN(r) 1000mg improves Total Modified Sharp Score ACR endpoints exceeded expectations; very competitive profile Data results submitted for presentation at EULAR, June 2009 Primary Endpoint: Change of Total Modified Sharp Score vs. Placebo @ 52 weeks Rituxan 1,000 mg Improves Total Modified Sharp Score Mean Change from Baseline in Total Modified Sharp Score IMAGE safety results were consistent with prior Rituxan studies; no new safety signals RITUXAN(r) in Early RA Phase 3 IMAGE results

BG-12 Dimethyl fumarate, delivered via enterically coated capsule Activates Nrf2 signaling pathway, essential for immune homeostasis and cellular defense Inhibits NFkB and pro-inflammatory cytokine signaling Phase 2b in MS demonstrated 69% reduction in Gadolinium-enhancing lesions Currently in Phase 3 in MS, Phase 2 in RA Both diseases with strong unmet need for oral disease-modifying drugs Dimethyl Fumarate

BG-12 Clinical Program Pivotal trial 2 doses of BG-12 (240mg bid and 240mg tid) and placebo; 1011 pts Primary endpoint: Proportion of patients relapsing over two years Enrollment complete in 1H 2009 Pivotal trial 2 doses of BG-12, glatiramer acetate and placebo; 1232 pts Primary endpoint: Annualized relapse rate at two years Enrollment complete 2H 2009 Randomized, placebo controlled, double blind, multicenter trial 2 doses of BG-12 and placebo, added to methotrexate; 120 pts Primary endpoint: ACR20 at 12 weeks FPI in December 2008 POC in RA Phase 3 Phase 3 Phase 2

PEGylated version of Inteferon b-1a delivered via liquid prefilled syringe Modified at the N-terminal ?-amino group Increased half-life and systemic exposure of the protein May improve convenience and compliance for patients with MS who use Interferons PEGylated Interferon Beta-1a molecule, structural representation PEGylated Interferon b 1a

Plan to initiate registration program in mid 2009 Placebo-controlled study in MS; 1260 patients Primary endpoint: Annualized Relapse Rate at 1 year To test biweekly and monthly SC dosing Phase 3 Registration Study Clinical Data (Phase 1) Phase 1 tested three doses over two months Long-acting form has similar pharmacology to IFN b-1a Doses identified were safe and well-tolerated Presentation at 2009 AAN planned PEGylated Interferon b 1a Clinical Program

Lumiliximab Primatized monoclonal Ab that binds CD23 Predominant mechanism of action is apoptotic cell death Induces activation of caspase-9 and caspase-3, and cleavage of PARP in CLL cells Induces down-regulation of anti-apoptotic proteins including Bcl-2, BcL-XL, Mcl-1, and XIAP in CLL cells In phase 2/3 for relapsed or refractory CLL

Phase 2/3 Registration Program FCR +/- Lumiliximab in relapsed CLL Ph II is 390 patients; Ph III is 900 patients Primary endpoints: Phase 2 is CR; Phase 3 is PFS Clinical Data (Phase 1/2) Lumiliximab + FCR in relapsed CLL; 31 patients Doubling of CR vs. historical control (52% vs 25%) Lumiliximab did not add additional toxicity Lumiliximab Clinical Program

10M people who suffer from heart failure in the US & EU5 Hyponatremia and renal insufficiency are common co-morbidities in heart failure Unmet Need in Heart Failure Renal Insufficiency (eGFR <60) Hyponatremia (SrNa <135) BIIB Targets 0.65 0.2 Prevalence of Hyponatremia and Renal Insufficiency in ADHF Significant progress has been made in treatment, but outcomes remain poor After a heart failure diagnosis, the one year mortality rate is 25%, with a 50% 5-year survival Growing 2.5% every year Of all cardiovascular diseases, heart failure is the only diagnosis increasing in both incidence and prevalence

ADENTRI(r) Three Sites of Adenosine A1 Receptor Blockade Glomerular Capsule Loop of Henle Proximal Tubule Adenosine (A1) Juxtaglomer ular Apparatus Adenosine (A1) Adenosine (A1) Na+ H2O Na+ Na+ Small molecule adenosine receptor antagonist, with high affinity for A1, moderate affinity for A2b receptors Blocks adenosine A1 receptors in the kidney which Disrupts tubular glomerular feedback thereby preserving renal function Increases sodium reabsorption leading to increases in natriuresis and diuresis Phase 2 study demonstrated proof-of- concept of mechanistic hypothesis Furosemide versus furosemide + Adentri Demonstrated diuretic effect while preventing reductions in kidney function

ADENTRI(r) Clinical Program Pivotal trial of IV formulation 900 acute decompensated heart failure patients with renal insufficiency Primary endpoint: Change in body weight at 24 hours when added to standard therapy Secondary endpoints include renal function, dyspnea, patient global assessment and days of hospital free survival FPI in August 2008 Randomized, placebo controlled, double blind, multicenter trial of oral formulation 300 patients with heart failure & renal insufficiency Primary endpoint: Safety & tolerability Secondary endpoints: Quality of life, exercise capacity, renal function, use of concomitant medications FPI planned for 1H 2009 Phase 3 Phase 2

Small molecule, synthetic Hsp90 inhibitor delivered via oral capsule Hsp90 is a molecular chaperone required for the activity of specific "client" proteins that are involved in tumor cell signaling Inhibition of Hsp90 causes client protein degradation leading to tumor cell stasis and/or death Phase 2 in GIST [positive interim data] Plan to initiate Phase 2 studies in other solid tumors in 2009 Hsp90 Inhibitor

R&D Day – March 25, 2009


NEUROLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
AVONEX
Multiple sclerosis
TYSABRI
Multiple sclerosis
BG-12
Multiple sclerosis
Daclizumab
Multiple sclerosis
RITUXAN / Ocrelizumab
Multiple sclerosis
CDP323
Multiple sclerosis
BIIB014
Parkinson's
PEGylated-IFNβ1a
Multiple sclerosis
Neublastin
Pain
LINGO
MS
BART
AD
2009
ONCOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
NHL & CLL (Ph. 3)
Galiximab
NHL
Lumiliximab
CLL
Volociximab
Solid tumors
HSP90 Inhibitor
Solid tumors
Anti-Cripto-DM4
Solid
Anti-IGF-1R
Solid
GA 101
NHL
TYSABRI
MM
RAF Inhibitor
Solid
Anti-Fn14
Solid
IMMUNOLOGY
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
RITUXAN
Rheumatoid arthritis
FUMADERM
Psoriasis
TYSABRI
Crohn's disease
Ocrelizumab
Lupus Nephritis
Ocrelizumab (2nd gen. α-CD20)
Rheumatoid arthritis
Avonex
Ulcerative Colitis
BG-12
Rheumatoid arthritis
Anti-TWEAK
RA
Anti-CD40L
SLE
CARDIOPULMONARY & EMERGING AREAS
Pre-Clinical
Phase 1
Phase 2
Phase 3
Market
Lixivaptan
Heart Failure / Hyponatremia
ADENTRI (IV)
Acute Heart Failure
ADENTRI (oral)
Chronic Heart Failure
Aviptadil
PAH
Long Acting rFactor IX
Hem B
Long Acting rFactor VIII
Hem A

January 2007 Pipeline

2007 and 2008 Progress

Divested or Discontinued

Marketed – Amevive in Psoriasis, Zevalin in NHL

Phase 2 or 3 – Rituxan in PPMS, Rituxan in SLE, Baminercept in RA, Fontolizumab in Inflammatory Disorders, Tysabri in RA

Phase 1 or Preclinical – LTβ in Solid Tumors, BAFF-R in Inflammatory Disorders, αvβ6 in IPF, IFNβ Gene Delivery in Liver Mets

biogen idec

Q&A in Breakout Session

GAAP to non-GAAP Reconciliation Diluted EPS and Net Income Notes: The non-GAAP financial measures presented in this table are utilized by Biogen Idec management to gain an understanding of the comparative financial performance of the Company. Our non-GAAP financial measures are defined as reported, or GAAP, values excluding (1) purchase accounting and merger- related adjustments, (2) stock option expense and the cumulative effect of an accounting change relating to the initial adoption of SFAS No. 123R and (3) other items. Our management uses these non-GAAP financial measures to establish financial goals and to gain an understanding of the comparative financial performance of the Company from year to year and quarter to quarter. Accordingly, we believe investors' understanding of the Company's financial performance is enhanced as a result of our disclosing these non-GAAP financial measures. Non-GAAP net income and non-GAAP diluted EPS should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted EPS. The GAAP figures reflect: * 2004 and beyond - the combined Biogen Idec * 2003 - a full year of IDEC Pharmaceuticals and 7 weeks of the former Biogen, Inc. (for the period 11/13/03 through 12/31/03) Numbers may not foot due to rounding. Source: Biogen Idec Annual Reports, 10-K filings and earnings press releases (FY 2004- 2008).